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                                                 Filed Pursuant to Rule 497(e)
                                                 Registration File No.: 33-18983


               SUPPLEMENT DATED APRIL 1, 2002 TO THE PROSPECTUS OF
                          MORGAN STANLEY UTILITIES FUND
                             DATED FEBRUARY 28, 2002


The second paragraph of the section of the Prospectus titled "THE FUND -- Fund Management" is hereby replaced by the following:


    Edward F. Gaylor, an Executive Director of the Investment Manager, is the Fund's primary portfolio manager responsible for overall asset allocation. The equity portion of the Fund's portfolio is managed by the Sector Funds Equity/Utilities team. Current members of the Utilities team include Edward F. Gaylor and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Fund's portfolio is managed by the Taxable Fixed-Income team. Gary Herbert, a Vice President of the Investment Manager, is a current member of that team.